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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) November 13, 1998
                                                        -----------------

                               1ST BERGEN BANCORP
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             (Exact name of registrant as specified in its charter)


              NEW JERSEY                    0-27686            22-3409845
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     (State or Other Jurisdiction         (Commission         (IRS Employer
           of Incorporation)              File Number)     Identification No.)


           250 VALLEY BOULEVARD, WOOD-RIDGE, NEW JERSEY      07075
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             (Address of Principal Executive Offices)      (Zip Code)


        Registrant's telephone number, including area code (201) 939-3400
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Item 5.     Other.

     The Registrant issued a press release on November 13, 1998, announcing its Form 10-Q for the quarterly period ended September 30, 1998.


Item 7.     Exhibits.

     The following exhibit is filed with this Current Report on Form 8-K.


Exhibit No.                          Description
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   99                                Press Release dated November 13, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    1ST BERGEN BANCORP
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                                                       (Registrant)


Dated:  November 19, 1998                 By: /s/ ALBERT E. GOSSWEILER
                                              --------------------------------
                                                  Albert E. Gossweiler
                                                  Executive Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.                          Description
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   99                                Press Release dated November 13, 1998.